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                                                                     EXHIBIT 4.4

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                            Dated as of July 6, 2005

                                      among

                          Psychiatric Solutions, Inc.,

          The Subsidiary Guarantors from time to time party hereto, and

                          Citigroup Global Markets Inc.
                         Banc of America Securities LLC
               Merrill, Lynch, Pierce, Fenner & Smith Incorporated
                           J.P. Morgan Securities Inc.
                              Lehman Brothers Inc.

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                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

            This Exchange and Registration Rights Agreement (this "AGREEMENT") is made and entered into as of July 6, 2005 by and among Psychiatric Solutions, Inc., a Delaware corporation (the "COMPANY"), the Subsidiary Guarantors (as defined herein) and Citigroup Global Markets Inc. on behalf of Banc of America Securities LLC, Merrill, Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Lehman Brothers Inc. (collectively, the "INITIAL PURCHASERS").

            This Agreement is made pursuant to the Purchase Agreement, dated June 30, 2005 (the "PURCHASE AGREEMENT"), by and among the Company, the Existing Subsidiary Guarantors (as defined herein) and the Initial Purchasers, which provides for the sale by the Company to the Initial Purchasers of $220,000,000 aggregate principal amount of the Company's 7-3/4% Senior Subordinated Notes due 2015 (the "NOTES"). The Notes are, and the Exchange Notes (as defined herein) will be, guaranteed on a senior subordinated basis by the Subsidiary Guarantors (as defined herein). In order to induce the Initial Purchasers to purchase the Notes, the Company and the Existing Subsidiary Guarantors have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 7 of the Purchase Agreement.

            The parties hereby agree as follows:

      SECTION 1. DEFINITIONS

            As used in this Agreement, the following capitalized terms shall have the following meanings:

            ADDITIONAL INTEREST: As defined in Section 5(a) hereof.

            ADDITIONAL SUBSIDIARY GUARANTOR: Any subsidiary of the Company that executes a Guarantee under the Indenture after the date of this Agreement.

            ADVICE: As defined in Section 6(e) hereof.

            AGREEMENT: As defined in the preamble hereto.

            BLACKOUT PERIOD: As defined in Section 5(a) hereof.

            BLUE SKY APPLICATION: As defined in Section 8(a) hereof.

            BROKER-DEALER: Any broker or dealer registered under the Exchange
Act.

            CLOSING DATE: The date of this Agreement.

            COMMISSION: The U.S. Securities and Exchange Commission.

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            COMPANY: As defined in the preamble hereto.

            CONSUMMATE: A Registered Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

            DAMAGES PAYMENT DATE: With respect to the Notes, each Interest Payment Date.

            EFFECTIVENESS TARGET DATE: As defined in Section 5(a) hereof.

            EXCHANGE ACT: The U.S. Securities Exchange Act of 1934, as amended.

            EXCHANGE NOTES: The Company's 7-3/4% Senior Subordinated Notes due 2015 to be issued pursuant to the Indenture in the Exchange Offer, together with the related Guarantees.

            EXCHANGE OFFER: The registration by the Company under the Securities Act of the Exchange Notes on a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities validly tendered in such exchange offer by such Holders.

            EXCHANGE OFFER REGISTRATION STATEMENT: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

            EXISTING SUBSIDIARY GUARANTORS: The various Subsidiary Guarantors signatory to the Indenture as of the date hereof.

            GUARANTEES: Guarantees by the Subsidiary Guarantors of the Company's obligations under the Notes, the Exchange Notes and the Indenture.

            HOLDER: As defined in Section 2(b) hereof.

            INDENTURE: The Indenture, dated as of the date hereof, among the Company, the Existing Subsidiary Guarantors and Wachovia Bank, National Association, as trustee (the "Trustee"), pursuant to which the Notes and the Exchange Notes are to be issued, as such Indenture may be amended or supplemented from time to time in accordance with the terms thereof.

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            INITIAL PURCHASERS: As defined in the preamble hereto.

            INTEREST PAYMENT DATE: As defined in the Indenture and the Notes.

            NASD: National Association of Securities Dealers, Inc.

            NOTES: As defined in the preamble hereto.

            PERSON: An individual, partnership, corporation, limited liability company, unincorporated organization, association, joint-stock company, trust, joint venture, government or any agency or political subdivision thereof or any other entity.

            PROSPECTUS: The prospectus included in a Registration Statement as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

            PURCHASE AGREEMENT: As defined in the preamble hereto.

            RECORD HOLDER: With respect to any Damages Payment Date relating to Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

            REGISTRATION DEFAULT: As defined in Section 5(a) hereof.

            REGISTRATION STATEMENT: Any Registration Statement of the Company relating to (a) an offering of Exchange Notes pursuant to an Exchange Offer or
(b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

            SECURITIES ACT: The U.S. Securities Act of 1933, as amended.

            SHELF FILING DEADLINE: As defined in Section 4(a) hereof.

            SHELF REGISTRATION PERIOD: As defined in Section 4(a) hereof.

            SHELF REGISTRATION STATEMENT: As defined in Section 4(a) hereof.

            SUBSIDIARY GUARANTORS: The Additional Subsidiary Guarantors and the Existing Subsidiary Guarantors.

            TIA: The U.S. Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

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            TRANSFER RESTRICTED SECURITIES: Each Note or Exchange Note
(including the related Guarantees), as applicable, until the earliest to occur of (a) the date on which such Note is exchanged by a person other than a Broker-Dealer in the Exchange Offer in exchange for an Exchange Note, so long as such person is not prohibited from reselling such Exchange Notes to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not sufficient for such purpose, (b) following the exchange by a Broker-Dealer in the Exchange Offer of a Note for an Exchange Note, the date on which that Exchange Note is sold to a purchaser who receives from that Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, (c) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement and (d) the date on which such Note is eligible to be distributed to the public pursuant to Rule 144 under the Securities Act.

            UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

      SECTION 2. SECURITIES SUBJECT TO THIS AGREEMENT

            (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

            (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "HOLDER") whenever such Person owns Transfer Restricted Securities.

      SECTION 3. REGISTERED EXCHANGE OFFER

            (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or one of the events set forth in Section 4(a)(ii) has occurred, the Company and the Subsidiary Guarantors shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 90 days after the Closing Date, a Registration Statement under the Securities Act relating to the Exchange Notes and the Exchange Offer, (ii) use their reasonable best efforts to cause such Registration Statement to be declared effective on or prior to 180 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Notes to be made under the blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Notes to be offered in

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exchange for the Transfer Restricted Securities and to permit resales of
Exchange Notes held by Broker-Dealers as contemplated by Section 3(c) below.

            (b) The Company and the Subsidiary Guarantors shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable U.S. federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Company and the Subsidiary Guarantors shall cause the Exchange Offer to comply with all applicable U.S. federal and state securities laws. No securities other than the Exchange Notes and the Guarantees shall be included in the Exchange Offer Registration Statement. The Company and the Subsidiary Guarantors shall use their reasonable best efforts to cause the Exchange Offer to be Consummated 30 business days after the date on which the Exchange Offer Registration Statement was declared effective by the Commission.

            (c) The Company and the Subsidiary Guarantors shall indicate in a "Plan of Distribution" section of the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a Prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes received by such Broker-Dealer in the Exchange Offer, which Prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission.

            The Company and the Subsidiary Guarantors shall use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Exchange Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least 90 days after the Consummation of the Exchange Offer.

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            The Company and the Subsidiary Guarantors shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 90-day period in order to facilitate such resales.

      SECTION 4. SHELF REGISTRATION

            (a) Shelf Registration. If (i) the Company and the Subsidiary Guarantors are not required to file an Exchange Offer Registration Statement or cannot Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable U.S. law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) any Holder of Transfer Restricted Securities shall notify the Company prior to the 20th day following the Consummation of the Exchange Offer that such Holder (A) is prohibited by applicable U.S. law or Commission policy from participating in the Exchange Offer, (B) may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) is a Broker-Dealer and holds Notes acquired directly from the Company or one of its affiliates, then the Company and the Subsidiary Guarantors shall:

            (x) use their reasonable best efforts to cause to be filed a Registration Statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement if permitted by the rules and regulations of the Commission (in either event, the "SHELF REGISTRATION STATEMENT") on or prior to the earliest to occur of (1) the 30th day after the date on which the Company determines that they are not required to file the Exchange Offer Registration Statement, or permitted to Consummate the Exchange Offer and (2) the 30th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) of paragraph (a) above (such earliest date being the "SHELF FILING DEADLINE"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities by the Holders which shall have provided the information required pursuant to Section 4(b) hereof; and

            (y) use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 90th day after the Shelf Filing Deadline.

Subject to Section 5(b), the Company and the Subsidiary Guarantors shall use their reasonable best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes or Exchange Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the Closing Date or such

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shorter period that will terminate when all Notes or Exchange Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (such period being the "SHELF REGISTRATION PERIOD").

            (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Additional Interest pursuant to Section 5 hereof unless and until such Holder shall have used its reasonable best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

      SECTION 5. ADDITIONAL INTEREST

            (a) If (i) any of the Registration Statements required by this Agreement are not filed with the Commission on or prior to the date specified for such filing in Sections 3(a) and 4(a), as applicable, (ii) any of such required Registration Statements have not been declared effective by the Commission on or prior to the date specified for such effectiveness in Sections 3(a) and 4(a), as applicable, (each, an "EFFECTIVENESS TARGET DATE"), (iii) the Exchange Offer has not been Consummated within 30 business days, or longer, if required by federal securities laws, after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement has been declared effective or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable in connection with resales of Transfer Restricted Securities without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (except as permitted in paragraph (b); such period of time during which any such Registration Statement is not effective or any such Registration Statement or the related Prospectus is not usable being referred to as a "BLACKOUT PERIOD") (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT"), the Company and the Subsidiary Guarantors, jointly and severally, agree to pay additional interest ("ADDITIONAL INTEREST") to each Holder of Transfer Restricted Securities adversely affected by such Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder with respect to the first 90-day period immediately following the occurrence of such Registration Default. The amount of Additional Interest shall increase by an additional $.05 per week per $1,000 principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period (or portion thereof) until all Registration Defaults have been cured, up to a maximum amount of Additional Interest of $.50 per week per $1,000 principal amount of Transfer Restricted Securities.

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All accrued Additional Interest shall be paid to Record Holders by the Company and the Subsidiary Guarantors in the same manner as interest is paid under the Notes. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of Additional Interest with respect to such Transfer Restricted Securities will cease.

            (b) A Registration Default referred to in Section 5(a)(iv) shall be deemed not to have occurred and be continuing in relation to a Registration Statement or the related Prospectus if (i) the Blackout Period has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (y) the occurrence of other material events with respect to the Company that would need to be described in such Registration Statement or the related Prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement (including by way of filing documents under the Exchange Act which are incorporated by reference into the Registration Statement) such Registration Statement and the related Prospectus to describe such events; provided, however, that in any case if such Blackout Period occurs for a continuous period in excess of 30 days, a Registration Default shall be deemed to have occurred on the 31st day of such Blackout Period and Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured or until the Company is no longer required pursuant to this Agreement to keep such Registration Statement effective or such Registration Statement or the related Prospectus usable; provided, further, that in no event shall the total of all Blackout Periods exceed 45 days in the aggregate of any 12-month period.

            All payment obligations of the Company and the Subsidiary Guarantors set forth in this section that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such payment obligations with respect to such security shall have been satisfied in full.

      SECTION 6. REGISTRATION PROCEDURES

            (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Subsidiary Guarantors shall comply with all of the provisions of Section 6(c) below, shall use their reasonable best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                  (i) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the

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      Consummation thereof, a written representation to the Company and the
      Subsidiary Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (C) it is acquiring the Exchange Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's and the Subsidiary Guarantors' preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988) and Morgan Stanley and Co., Inc. (available June 5, 1991), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and
      (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective Registration Statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for Notes acquired by such Holder directly from the Company.

                  (ii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Subsidiary Guarantors shall state to the Commission that the Company and the Subsidiary Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988) and Morgan Stanley and Co., Inc. (available June 5, 1991) and shall represent to the Commission that neither the Company nor any Subsidiary Guarantor has entered into any arrangement or understanding with any Person to distribute the Exchange Notes to be received in the Exchange Offer and that, to the best of the Company's and each Subsidiary Guarantor's information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Exchange Offer; and

                  (iii) The Company and the Subsidiary Guarantors shall issue, upon the request of any Holder of Notes covered by the Exchange Offer, Exchange Notes (including the related guarantees), having an aggregate principal amount equal to the aggregate principal amount of Notes surrendered to the Company by such Holder in exchange therefor; such Exchange Notes (including the related guarantees) to be registered in the name of such Holder or in the name of the purchaser(s) of such Exchange Notes (including the related guarantees), as

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      the case may be; in return, the Notes held by such Holder shall be surrendered to the Company for cancellation.

            (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company and the Subsidiary Guarantors shall comply with all the provisions of Section 6(c) below and shall use their reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company and the Subsidiary Guarantors will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

            (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes and Exchange Notes by Broker-Dealers), the Company and the Subsidiary Guarantors shall:

                  (i) use their reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of any Subsidiary Guarantors), unless such financial statements are publicly available, for the period specified in Sections 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Subsidiary Guarantors shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use their reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter. Notwithstanding the foregoing, the Company and the Subsidiary Guarantors may allow the Shelf Registration Statement to cease to become effective and usable if (x) the board of directors of the Company determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company or the Subsidiary Guarantors, and the Company notifies the Holders within two business days after such boards of directors make such determination or
      (y) the Prospectus contained in the Shelf Registration Statement contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that the two-year period referred to in Section 4(a) hereof

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      during which the Shelf Registration Statement is required to be effective and usable shall be extended by the number of days during which such Registration Statement was not effective or usable pursuant to the foregoing provisions; and provided further that Additional Interest shall accrue on the Notes as provided in Section 5 hereof;

                  (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Sections 3 or 4 hereof, as applicable; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) cooperate with the selling Holders of Transfer Restricted Securities and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                  (iv) use their reasonable best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities;

                  (v) if any fact or event contemplated by clause (d)(i)(D) below shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

                  (vi) provide a CUSIP, CINS or ISIN number, as applicable, for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed

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      certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the depositary;

                  (vii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD;

                  (viii) otherwise use their reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to their security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or
      (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                  (ix) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes and Exchange Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                  (x) provide promptly to any Holder upon such Holder's written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act to the extent such documents are not otherwise filed with the Commission and available to the public free of cost.

            (d) Additional Provisions Applicable to Shelf Registration Statements. In connection with each Shelf Registration Statement, during the Shelf Registration Period, the Company and the Subsidiary Guarantors shall:

                  (i) advise the underwriter(s), if any, and selling Holders of Transfer Restricted Securities promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the

      Registration Statement under the Securities Act, of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction or of the initiation of any proceeding for any of the preceding purposes and (D) of the existence of any fact or the happening of any event that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order that the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any U.S. state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under U.S. state securities or blue sky laws, the Company and the Subsidiary Guarantors shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (ii) if requested in writing, furnish to each of the selling Holders of Transfer Restricted Securities and each of the underwriter(s), if any, before filing with the Commission, copies of any Shelf Registration Statement or any Prospectus included therein or any amendments or supplements to any such Shelf Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Shelf Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least five business days, and the Company and the Subsidiary Guarantors will not file any such Shelf Registration Statement or Prospectus or any amendment or supplement to any such Shelf Registration Statement or Prospectus (including all such documents incorporated by reference) if a selling Holder of Transfer Restricted Securities covered by such Shelf Registration Statement or the underwriter(s), if any, shall not have had an opportunity to review the Shelf Registration Statement as set forth above; such Holders and underwriter(s) shall be deemed to have reasonably objected to such filing if such Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or fails to comply with the applicable requirements of the Securities Act;

                  (iii) promptly prior to the filing of any document that is to be incorporated by reference into a Shelf Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Company's and the Subsidiary Guarantors' representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request in writing;

                  (iv) make available for inspection at reasonable times at each of the Company's principal places of business by the selling Holders of Transfer Restricted Securities, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s) who shall certify to the Company and the Subsidiary Guarantors that they have a current intention to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement, such relevant financial and other records, pertinent corporate documents and properties of the Company and the Subsidiary Guarantors as reasonably requested and cause the Company's and the Subsidiary Guarantors' officers, directors and employees to respond to such inquiries as shall be reasonably necessary, in the reasonable judgment of counsel to such Holders, to conduct a reasonable investigation; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the selling Holders by one counsel designated by and on behalf of such Holders and, provided, further, that each such party shall be required to maintain in confidence and not disclose to any other Person any information or records reasonably designated by the Company in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Shelf Registration Statement or otherwise), (B) such Person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such Person shall have given the Company prompt prior written notice of such requirement) or (C) such information is required to be set forth in such Shelf Registration Statement or the Prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such Prospectus in order that such Shelf Registration Statement, Prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading;

                  (v) if requested by any selling Holders of Transfer Restricted Securities or the underwriter(s), if any, promptly incorporate in any Shelf Registration Statement or Prospectus pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 6(d)(v) that would, in the opinion of counsel for the Company reasonably satisfactory to the Initial Purchasers, violate applicable law;

                  (vi) deliver to each selling Holder of Transfer Restricted Securities and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Subsidiary Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (vii) furnish to each Holder whose Transfer Restricted Securities have been included in a Shelf Registration Statement in connection with such exchange or sale, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference) to the extent such documents are not otherwise filed with the Commission and available to the public free of cost;

                  (viii) enter into an underwriting agreement on not more than one occasion in the case of an offering pursuant to a Shelf Registration, and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Holder or Holders of Transfer Restricted Securities who hold at least 25% in aggregate principal amount of such class of Transfer Restricted Securities; provided that the Company and the Subsidiary Guarantors shall not be required to enter into any such agreement more than once with respect to all of the Transfer Restricted Securities and may delay entering into such agreement if the board of directors of each of the Company and the Subsidiary Guarantors determines in good faith that it is in the best interests of the Company and the Subsidiary Guarantors not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company and the Subsidiary Guarantors; and in connection with an Underwritten Registration, the Company and the Subsidiary Guarantors shall:

                        (A) furnish to the Initial Purchasers, the Holders of Transfer Restricted Securities who hold at least 25% in aggregate principal amount of such class of Transfer Restricted Securities and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made in connection with an offering of debt securities pursuant to a Shelf Registration Statement upon the effective date of the Shelf Registration Statement (and if such Shelf Registration Statement contemplates an Underwritten Offering of Transfer Restricted Securities upon the date of the closing under the underwriting agreement related thereto):

                        (1) a certificate, dated the date of effectiveness of
            the Shelf Registration Statement signed by (y) the respective chief executive officer, the respective President or any Vice President and (z) the respective chief financial officer of each of the Company and each of the Subsidiary Guarantors confirming, as of the date thereof, the matters set forth in Section 7(l) of the Purchase Agreement and such other matters as such parties may reasonably request;

                        (2) an opinion, dated the date of effectiveness of such
            Shelf Registration Statement, of securities counsel for the Company covering matters similar to those set forth in Section 7(c) of the Purchase Agreement and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Initial Purchasers' representatives and the Initial Purchasers' counsel in connection with the preparation of such Shelf Registration Statement and the related Prospectus although such counsel has not independently verified the accuracy, completeness or fairness of such statements in such Shelf Registration Statement; and that such counsel advises that, on the basis of the foregoing, such counsel's work in connection with this work did not disclose information that gave such counsel reason to believe that the Shelf Registration Statement, at the time such Shelf Registration Statement or any post-effective amendment thereto became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Shelf Registration Statement as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state further that such counsel expresses no view with respect to, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules, the financial projections and other financial, statistical and accounting data included or incorporated by reference in the Shelf Registration Statement contemplated by this Agreement or the related Prospectus; and

                        (3) a customary comfort letter, dated as of the date of
            effectiveness of the Shelf Registration Statement from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Sections 7(e) and 7(f) of the Purchase Agreement;

                        (B) set forth in full or incorporated by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                        (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause
      (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Subsidiary Guarantors pursuant to this clause (viii), if any.

If at any time during the Shelf Registration Period the representations and warranties of the Company or the Subsidiary Guarantors contemplated in clause
(A)(1) above cease to be true and correct, the Company or the Subsidiary Guarantors shall so advise the Initial Purchasers and the underwriters, if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing; and

                  (ix) prior to any public offering of Transfer Restricted Securities cooperate with the selling Holders of Transfer Restricted Securities the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or blue sky laws of such jurisdictions as the selling Holders of Transfer Restricted Securities or underwriter(s) may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement filed pursuant to Section 4 hereof; provided, however, that the Company and the Subsidiary Guarantors shall not be obligated to qualify as a foreign corporation in any jurisdiction in which they are not now so qualified or to take any action that would subject them to general consent to service of process, other than as to matters and transactions relating to the Shelf Registration Statement, in any jurisdiction where they are not now so subject.

            (e) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(d)(i) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(d)(vi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Shelf Registration Statement set forth in Section 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(d)(i) hereof to and including the date when each selling Holder covered by such Shelf Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(d)(vi) hereof or shall have received the Advice.

            (f) The Company and the Subsidiary Guarantors may require each Holder of Transfer Restricted Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of the applicable Transfer Restricted Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such Holder agrees to notify the Company as promptly as practicable of (i) any inaccuracy or change in information previously furnished by such Holder to the Company or (ii) the occurrence of any event, in either case, as a result of which any Prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of distribution of the applicable Transfer Restricted Securities or omits to state any material fact regarding such Holder or such Holder's intended method of distribution of the applicable Transfer Restricted Securities required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Holder or the distribution of the applicable Transfer Restricted Securities an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      SECTION 7. REGISTRATION EXPENSES

            (a) All expenses incident to the Company's and the Subsidiary Guarantors' performance of or compliance with this Agreement will be borne by the Company regardless of whether a Registration Statement becomes effective, including without limitation and as applicable: (i) all Commission, securities exchange or NASD registration and filing fees and expenses (including filings made by any Initial Purchasers or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with U.S. federal securities and state blue sky or securities laws and compliance with the rules of the

NASD (including reasonable fees and disbursements of one counsel for Holders in connection with blue sky and/or NASD qualification of the Exchange Notes); (iii) all expenses of printing (including printing certificates for the Exchange Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services; (iv) all fees and disbursements of counsel for the Company and the Subsidiary Guarantors; (v) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance) and (vi) the reasonable fees and disbursements of one counsel designated by the Holders of a majority in principal amount of Transfer Restricted Securities covered by the Shelf Registration Statement to act as counsel for the Holders of those Transfer Restricted Securities in connection therewith.

            The Company will, in any event, bear its and the Subsidiary Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Subsidiary Guarantors.

            (b) Each Holder of Transfer Restricted Securities will pay all underwriting discounts and commissions, if any, and agency fees, commissions and transfer taxes, if any, relating to the disposition of such Holder's Transfer Restricted Securities and the fees and disbursements of any counsel or other advisors or experts retained by such Holder, other than the counsel and experts specifically referred to in clause (a) above.

      SECTION 8. INDEMNIFICATION

            (a) The Company and each Subsidiary Guarantor shall, jointly and severally, indemnify and hold harmless each Holder of Transfer Restricted Securities, its officers and employees and each Person, if any, who controls any such Holders, within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases, sales and registration of the Notes (including the related Guarantees) and the Exchange Notes (including the related Guarantees)), to which that Holder, officer, employee or controlling Person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Registration Statement or preliminary Prospectus or Prospectus or in any amendment or supplement thereto, (B) in any Blue Sky Application (as defined below) or other document prepared or executed by any Company or any Subsidiary Guarantor (or based upon any written information furnished by any Company or any Subsidiary Guarantor) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application") or (C) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the

Exchange Notes ("Marketing Materials"), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically); (ii) the omission or alleged omission to state in any Registration Statement, preliminary Prospectus or Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application or Marketing Materials any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any act or failure to act or any alleged act or failure to act by any Holder of Transfer Restricted Securities in connection with, or relating in any manner to, the Notes, the Guarantees or the Exchange Notes or the offering contemplated by any Registration Statement, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Subsidiary Guarantors shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Holder through its gross negligence or willful misconduct); and shall reimburse each Holder and each such officer, employee or controlling Person promptly upon demand for any legal or other expenses reasonably incurred by that Holder, officer, employee or controlling Person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Subsidiary Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement, preliminary Prospectus or Prospectus, or in any such amendment or supplement, or in any Blue Sky Application or Marketing Materials, in reliance upon and in conformity with written information concerning such Holder furnished to the Company by or on behalf of any Holder specifically for inclusion therein; provided, further, that with respect to any such untrue statement or omission made in any preliminary Prospectus or Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of the Holder from whom the Person asserting any such losses, claims, damages or liabilities purchased the Notes, Guarantees or Exchange Notes concerned if, to the extent that such sale was a sale by the Holder and any such loss, claim, damage or liability of such Holder is a result of the fact that both (A) a copy of the Prospectus (or the Prospectus as then amended or supplemented) was not sent or given to such Person at or prior to written confirmation of the sale of such Notes or Exchange Notes to such Person and (B) the untrue statement or omission in the preliminary Prospectus or Prospectus was corrected in the Prospectus (or the Prospectus as then amended or supplemented) unless such failure to deliver the Prospectus was a result of noncompliance by the Company with Section 6(d)(vi) hereof. The foregoing indemnity agreement is in addition to any liability which the Company and the Subsidiary Guarantors may otherwise have to any Holder or to any officer, employee or controlling Person of that Holder.

            (b) Each Holder, severally and not jointly, shall indemnify and hold harmless each of the Company, each of the Subsidiary Guarantors, their respective directors, officers and employees, and each Person, if any, who controls either of the Company or any of the Subsidiary Guarantors within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Subsidiary Guarantors or any such director, officer or controlling Person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Registration Statement, preliminary Prospectus or Prospectus, or in any amendment or supplement thereto or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Registration Statement, preliminary Prospectus or Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Holders furnished to the Company by or on behalf of that Holder specifically for inclusion therein, and shall reimburse the Company, each of the Subsidiary Guarantors and each such director, officer, employee and controlling Person for any legal or other expenses reasonably incurred by the Company, each such Subsidiary Guarantor or each such director, officer, employee or controlling Person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Holder may otherwise have to the Company, any of the Subsidiary Guarantors or any such director, officer, employee or controlling Person.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel has been specifically authorized by the indemnifying party in writing, or (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or
(iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by (x) Citigroup Global Markets Inc. if the indemnified parties under this
Section 8 consist of the Initial Purchasers or any of their respective officers, employees or controlling Persons or (y) by the Company, if the indemnified parties under this Section 8 consist of any of the Company, any of the Subsidiary Guarantors or any of their respective directors, officers, employees or controlling Persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors, on the one hand, and the Holders on the other, from the sale of the Transfer Restricted Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Subsidiary Guarantors, on the one hand and the Holders on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or any of the Subsidiary Guarantors, on the one hand, or the Holders, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Subsidiary Guarantors and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by it in connection with its sale of Notes exceeds the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of the untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this Section 8(d) are several and not joint.

      SECTION 9. RULE 144A

            The Company and each Subsidiary Guarantor hereby agrees with each Holder of Transfer Restricted Securities, during any period in which the Company or such Subsidiary Guarantor is not subject to Section 13 or 15(d) of the Exchange Act within the two-year period following the Closing Date, to make available to any Holder or beneficial owner of Transfer Restricted Securities, in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

      SECTION 10. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

            No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

      SECTION 11. SELECTION OF UNDERWRITERS

            Subject to Section 6(d)(i), the Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering at such Holders' expense. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided that such investment bankers and managers must be reasonably satisfactory to the Company.

      SECTION 12. MISCELLANEOUS

            (a) Remedies. The Company and the Subsidiary Guarantors agree that monetary damages (including Additional Interest) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

            (b) No Inconsistent Agreements. Neither the Company nor any Subsidiary Guarantor will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in the Offering Memorandum (as such term is defined in the Purchase Agreement), neither the Company nor any Subsidiary Guarantor has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's or any Subsidiary Guarantor's securities under any agreement in effect on the date hereof.

            (c) Adjustments Affecting the Notes. The Company and the Subsidiary Guarantors will not take any action, or permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

            (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of the Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or consent. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

            (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, facsimile or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                  if to the Company or the Subsidiary Guarantors to:

                        Psychiatric Solutions, Inc.
                        840 Crescent Centre Drive,
                        Suite 460
                        Franklin, Tennessee  37067
                        Attention: Joey A. Jacobs
                        Fax: (615) 312-5700

                        with a copy to:

                        Waller Lansden Dortch & Davis, PLLC
                        511 Union Street, Suite 2100
                        Nashville, Tennessee  37219
                        Attention: Christopher L. Howard, Esq.
                        Fax: (615) 244-6804

            Any such notices and communications shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any notice or communication given or made by the Initial Purchasers.

            Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

            (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

            (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

            (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (k) Entire Agreement. This Agreement together with the other Transaction Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company and the Subsidiary Guarantors with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                            [Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                             PSYCHIATRIC SOLUTIONS, INC.

                             By: /s/ Steven T. Davidson
                                 --------------------------------
                                 Name:  Steven T. Davidson
                                 Title: Chief Development Officer

                             GUARANTORS:

                             PSYCHIATRIC SOLUTIONS HOSPITALS, INC.
                             INFOSCRIBER CORPORATION
                             COLLABORATIVE CARE CORPORATION
                             PSYCHIATRIC SOLUTIONS OF ALABAMA, INC.
                             PSYCHIATRIC SOLUTIONS OF TENNESSEE, INC.
                             SOLUTIONS CENTER OF LITTLE ROCK, INC.
                             PSYCHIATRIC SOLUTIONS OF NORTH CAROLINA, INC.
                             PSI COMMUNITY MENTAL HEALTH AGENCY MANAGEMENT, INC. PSYCHIATRIC MANAGEMENT RESOURCES, INC.
                             PSI-EAP, INC.
                             SUNSTONE BEHAVIORAL HEALTH, INC.
                             THE COUNSELING CENTER OF MIDDLE TENNESSEE, INC.
                             PSI CEDAR SPRINGS HOSPITAL, INC.
                             PSYCHIATRIC SOLUTIONS OF OKLAHOMA, INC.
                             AERIES HEALTHCARE CORPORATION
                             AERIES HEALTHCARE OF ILLINOIS, INC.
                             PSI HOSPITALS, INC.
                             PSYCHIATRIC PRACTICE MANAGEMENT OF ARKANSAS, INC. BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
                             EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION GREAT PLAINS HOSPITAL, INC.
                             GULF COAST TREATMENT CENTER, INC.
                             HAVENWYCK HOSPITAL INC.
                             H.C. CORPORATION
                             HSA HILL CREST CORPORATION
                             HSA OF OKLAHOMA, INC.
                             MICHIGAN PSYCHIATRIC SERVICES, INC.
                             RAMSAY MANAGED CARE, INC.
                             RAMSAY TREATMENT SERVICES, INC.
                             PREMIER BEHAVIORAL SOLUTIONS, INC.
                             PREMIER BEHAVIORAL SOLUTIONS OF ALABAMA, INC.

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                             PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC. RAMSAY YOUTH SERVICES OF GEORGIA, INC.
                             RAMSAY YOUTH SERVICES PUERTO RICO, INC.
                             PSYCHIATRIC SOLUTIONS OF SOUTH CAROLINA, INC. RHCI SAN ANTONIO, INC.
                             TRANSITIONAL CARE VENTURES, INC.
                             TRANSITIONAL CARE VENTURES (TEXAS), INC.
                             BRENTWOOD ACQUISITION, INC.
                             BRENTWOOD ACQUISITION-SHREVEPORT, INC.
                             CANYON RIDGE HOSPITAL, INC.
                             LAURELWOOD CENTER, INC.
                             PEAK BEHAVIORAL HEALTH SERVICES, INC.
                             PSI PRIDE INSTITUTE, INC.
                             PSI SUMMIT HOSPITAL, INC.
                             PSYCHIATRIC SOLUTIONS OF ARIZONA, INC.
                             PSYCHIATRIC SOLUTIONS OF LEESBURG, INC.
                             PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.
                             TUCSON HEALTH SYSTEMS, INC.
                             WHISPER RIDGE OF STAUNTON, INC.
                             FORT LAUDERDALE HOSPITAL, INC.
                             WELLSTONE HOLDINGS, INC.
                             ARDENT HEALTH SERVICES, INC.
                             BEHAVIORAL HEALTHCARE CORPORATION
                             BHC ALHAMBRA HOSPITAL, INC.
                             BHC BELMONT PINES HOSPITAL, INC.
                             BHC CEDAR CREST RTC, INC.
                             BHC CEDAR VISTA HOSPITAL, INC.
                             BHC CLINICAS DEL ESTE HOSPITAL, INC.
                             BHC COLUMBUS HOSPITAL, INC.
                             BHC FAIRFAX HOSPITAL, INC.
                             BHC FORT LAUDERDALE HOSPITAL, INC.
                             BHC FOX RUN HOSPITAL, INC.
                             BHC FREMONT HOSPITAL, INC.
                             BHC GULF COAST MANAGEMENT GROUP, INC.
                             BHC HEALTH SERVICES OF NEVADA, INC.
                             BHC HERITAGE OAKS HOSPITAL, INC.
                             BHC HOSPITAL HOLDINGS, INC.
                             BHC INTERMOUNTAIN HOSPITAL, INC.
                             BHC LEBANON HOSPITAL, INC.
                             BHC MANAGEMENT HOLDINGS, INC.
                             BHC MILLWOOD HOSPITAL, INC.
                             BHC MONTEVISTA HOSPITAL, INC.
                             BHC OF NORTHERN INDIANA, INC.
                             BHC PACIFIC GATEWAY HOSPITAL, INC.
                             BHC PACIFIC SHORES HOSPITAL, INC.
                             BHC PACIFIC VIEW RTC, INC.
                             BHC PINNACLE POINTE HOSPITAL, INC.

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                             BHC PROPERTIES, INC.
                             BHC ROSS HOSPITAL, INC.
                             BHC SAN JUAN CAPESTRANO HOSPITAL, INC.
                             BHC SIERRA VISTA HOSPITAL, INC.
                             BHC SPIRIT OF ST. LOUIS HOSPITAL, INC.
                             BHC STREAMWOOD HOSPITAL, INC.
                             BHC VALLE VISTA HOSPITAL, INC.
                             BHC VISTA DEL MAR HOSPITAL, INC.
                             BHC WINDSOR HOSPITAL, INC.
                             COMMUNITY PSYCHIATRIC CENTERS OF TEXAS, INC.
                             INDIANA PSYCHIATRIC INSTITUTES, INC.
                             MESILLA VALLEY HOSPITAL, INC.
                             MESILLA VALLEY MENTAL HEALTH ASSOCIATES, INC.

                             By: /s/ Steven T. Davidson
                                 ----------------------------------
                                 Name:  Steven T. Davidson
                                 Title: Vice President

                             THERAPEUTIC SCHOOL SERVICES, LLC
                             PSI TEXAS HOSPITALS, LLC
                             WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC
                             PSI CROSSINGS, LLC
                             PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C
                             PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C. PALMETTO PEE DEE BEHAVIORAL HEALTH, L.L.C. AHS CUMBERLAND HOSPITAL, LLC
                             BHC CANYON RIDGE HOSPITAL, LLC
                             BHC MANAGEMENT SERVICES, LLC
                             BHC MANAGEMENT SERVICES OF INDIANA, LLC
                             BHC MANAGEMENT SERVICES OF KENTUCKY, LLC
                             BHC MANAGEMENT SERVICES OF LOUISIANA, LLC
                             BHC MANAGEMENT SERVICES OF NEW MEXICO, LLC
                             BHC MANAGEMENT SERVICES OF PENNSYLVANIA, LLC
                             BHC MANAGEMENT SERVICES OF STREAMWOOD, LLC

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                             BHC MANAGEMENT SERVICES OF TULSA, LLC
                             BHC MESILLA VALLEY HOSPITAL, LLC (F/K/A
                               BHC NEWCO 1, LLC)
                             BHC NEWCO 2, LLC
                             BHC NEWCO 3, LLC
                             BHC NEWCO 4, LLC
                             BHC NEWCO 5, LLC
                             BHC NEWCO 6, LLC
                             BHC NEWCO 7, LLC
                             BHC NEWCO 8, LLC
                             BHC NEWCO 9, LLC
                             BHC NEWCO 10, LLC
                             BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC
                             BHC PHYSICIAN SERVICES OF KENTUCKY, LLC
                             COLUMBUS HOSPITAL , LLC
                             LEBANON HOSPITAL, LLC
                             NORTHERN INDIANA HOSPITAL, LLC
                             VALLE VISTA, LLC
                             WILLOW SPRINGS, LLC
                             RED ROCK SOLUTIONS, LLC

                             By: /s/ Steven T. Davidson
                                 ----------------------------------

                             Name:  Steven T. Davidson
                             Title: Vice President

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                             H.C. PARTNERSHIP

                             BY: H.C. CORPORATION, AS GENERAL PARTNER

                             By: /s/ Steven T. Davidson
                                 --------------------------------

                             Name:  Steven T. Davidson
                             Title: Vice President

                             BY: HSA HILL CREST CORPORATION, AS GENERAL PARTNER

                             By: /s/ Steven T. Davidson
                                 ------------------------------

                             Name:  Steven T. Davidson
                             Title: Vice President

                             MILLWOOD HOSPITAL, L.P.
                             TEXAS CYPRESS CREEK HOSPITAL, L.P.
                             TEXAS WEST OAKS HOSPITAL, L.P.
                             NEURO INSTITUTE OF AUSTIN, L.P.
                             TEXAS LAUREL RIDGE HOSPITAL, L.P.
                             TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P.
                             TEXAS SAN MARCOS TREATMENT CENTER, L.P.

                             BY: PSI TEXAS HOSPITALS, LLC, AS GENERAL PARTNER

                             BY: PSYCHIATRIC SOLUTIONS HOSPITAL, INC., AS SOLE
                                 MEMBER

                             By: /s/ Steven T. Davidson
                                 --------------------------------

                             Name:  Steven T. Davidson
                             Title: Vice President

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                             BHC OF INDIANA GENERAL PARTNERSHIP

                             BY: BHC COLUMBUS HOSPITAL, INC.
                                 BHC LEBANON HOSPITAL, INC.
                                 BHC OF NORTHERN INDIANA, INC.
                                 BHC VALLE VISTA HOSPITAL, INC., ITS PARTNERS

                             By: /s/ Steven T. Davidson
                                 --------------------------------

                             Name:  Steven T. Davidson
                             Title: Vice President

                             BLOOMINGTON MEADOWS, G.P.

                             BY: BHC OF INDIANA GENERAL PARTNERSHIP, ITS PARTNER

                             BY: BHC COLUMBUS HOSPITAL, INC.
                                 BHC LEBANON HOSPITAL, INC.
                                 BHC OF NORTHERN INDIANA, INC.
                                 BHC VALLE VISTA HOSPITAL, INC., ITS PARTNERS

                             By: /s/ Steven T. Davidson
                                 -----------------------------------------

                             Name:  Steven T. Davidson
                             Title: Vice President

                             BY: INDIANA PSYCHIATRIC INSTITUTES, INC., ITS
                                 PARTNER

                             By: /s/ Steven T. Davidson
                                 -----------------------------------------

                             Name:  Steven T. Davidson
                             Title: Vice President

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                             MESILLA VALLEY GENERAL PARTNERSHIP

                             BY: MESILLA VALLEY HOSPITAL, INC.
                                 MESILLA VALLEY MENTAL HEALTH ASSOCIATES,
                                 INC., ITS PARTNERS

                             By: /s/ Steven T. Davidson
                                 ------------------------------------

                             Name:  Steven T. Davidson
                             Title: Vice President

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

Accepted:

CITIGROUP GLOBAL MARKETS INC.

By: /s/ Ross A. Mac Intyre
    ---------------------------------
    Authorized Representative

For itself and the other Several Initial
Purchasers named in Schedule I to the
Purchase Agreement